UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 22, 2010


                            FOUR OAKS FINCORP, INC.
             (Exact name of registrant as specified in its charter)


          North Carolina              000-22787                 56-2028446
(State or other jurisdiction of    (Commission File         (I.R.S. Employer
         incorporation)                 Number)          Identification Number)


           6114 U.S. 301 South
        Four Oaks, North Carolina                                     27524
(Address of principal executive offices)                            (Zip Code)


                                 (919) 963-2177
               Registrant's telephone number, including area code

                                      N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06    Material Impairments

Upon an initial investigation, the board of directors and management of Four Oaks Fincorp, Inc. (OTC BB: FOFN) (the "Company") concluded on September 22, 2010 that approximately $4 million of credit extensions to one customer, including a loan participation with another bank, are impaired due to apparent fraud on the part of the borrowers in connection with applications for, and the ongoing credit administration of, the extensions of credit in question.

As a result, the Company has concluded that a material charge for impairment is required under accounting principles generally accepted in the United States of America. The loans will be charged off prior to September 30, 2010. The Company is currently pursuing all available sources of collection and may recover some portion of the indebtedness, however the Company can offer no assurances as to the likelihood or amount of any recovery at this time.

The Company does not anticipate that the impairment charge will result in future cash expenditures, except to the extent that professional fees are incurred in connection with the Company's ongoing investigation and collection efforts.

FORWARD-LOOKING STATEMENTS

Information in this report contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, estimates regarding impairment charges and the ability to recover some portion of the indebtedness. Additional factors that could cause actual results to differ materially are discussed in documents filed with the Securities and Exchange Commission by the Company from time to time, including without limitation Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Except as required by law, the Company does not undertake a duty to update this information.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FOUR OAKS FINCORP, INC.

                                        By: /s/  Ayden  R.  Lee,  Jr.
                                            -------------------------
                                        Ayden R. Lee, Jr.
                                        Chairman, President, and
                                        Chief Executive Officer



Date: September 22, 2010